Exhibit 10.26

ADDENDUM TO THE
LEASE AGREEMENT
Made and entered into by and between
BUZZ TRADING 199 (PTY) LTD
Registration Number 2007/021617/07
Represented by: Lance Manning Seymour Chalwin-Milton
ID Number: xxx
(“the Landlord”)
AND
NET 1 APPLIED TECHNOLOGIES SOUTH AFRICA LIMITED
Registration Number 2002/031446/06
Represented by: Naeem E. Kola
ID Number: xxx
(“the Tenant”)
in respect of certain premises situated at
President Place, Cnr Hood and Bolton Roads, Rosebank

Reg. No. 2001/005175/07

WHEREAS
the

parties

hereto

entered

into

an

Agreement

of

lease,

pertaining

to

the

premises
measuring

approx.

8063.65

square

meters,

situated

at President

Place,

7 Hood

Avenue,

Rosebank,
Johannesburg.

The premises

comprise

of the following:
Section
1
Floor
Basement1
Wing
SQM
620.00
2
Ground

Floor
West Wing 221.66
8
Ground

Floor
North

Wing
150.29
13
3
rd

Floor
West Wing
938.72
14
3
rd

Floor r
North

Wing
938.72
16 4
th

Floor
West

Wing
938.70
16 4
th

Floor
North Wing
938.70
17
5
th

Floor
West

Wing
938.70
18
5
th

Floor
North Wing 938.70
19 6
th

Floor
West Wing 716.73
20 6
th

Floor
North Wing 722.73
STORAGE 1 -

BASEMENT 1

4

PARKING

BAYS
STORAGE 2

- BASEMENT 3

8
PARKING

BAYS
AND WHEREAS
the

Lessor

and Lessee

has agreed

to extend

the

main lease

for

a further

period

of 6
(Six) years;
Now therefore ft is agreed as follows:
•
1.
That the

lease term Is• extended

for a period

of

6 (Six)

years, commencing

on the

01
June 2022

and expiring

on 1he

31

May 2028.
2.

That

all

terms

and

conditions

of

the

main

Lease

Agreement

signed

on

the

7

May
2013, will

remain for

the extended

period of this

Addendum.
3.

That

the

monthly

rental

throughout

the

initial

period

payable

by

the
LESSEE
to

the
LESSOR
shall be:
Monthly Net Rental, Parking and Storage fixed for the Lease period:
Period
Amount

Excl VAT
Escalation
1 June 2022-

31 May

2028
R886

000.00
0.00%
Monthl
IY
0
,nera
ti
ng
C
osts:
Initial Rates & Taxes:
This charge as at the 01 June 2022 ls

R 199

992.66 per

month
(ex Vat)

escalating

annually

as per the

council

increases

per annum.

The next Increases

will
be passed

on the 01

July 2022.
Parking:
250

basement bays
storerooms:
Total

of 12 parking bays
4.

Additional

Charges
The tenant will

be

liable for the

following additional monthly charges:
Period
Amount
Exc l
VAT
Escalation
1 June 2022

- 31

May 2023
R
326

621.00
5.00%
1
June
2023 -

31 May 2024
R
342 952 . 05
5 . 00%
1 June 2024 -
31
Mav 2025
R
360

099
. 65
5 . 00%
1 June 2025 - 31 May 2026 R378104.64
5 . 00%
1
June 2026 - 31 Mav 2027
R
397 009.87
5 . 00%
1 June 2027 - 31 Mav 2028
R
416 860.37
5 , 00%

4.1 Electricity-
The metered cost of all

electricity consumed by the Tenant at the tariff to the
Tenant

plus a charge for reading the meter.

If not metered, consumption will
be calculated

according

to the area of the

premises in relation

to the gross
lettable area ("gla”)

of the building. In addition to the aforementioned the
tenant will be liable to pay pro rata share in proportion

to the gross lettable
area of the building of the electricity

consumed

within the common area

or
areas of the building, including the electricity

consumed

by the air
conditioning

system servicing

the common areas.
4.2
Water-

The

metered

cost

of

all

water

consumed

by

the

Tenant.

If

not

metered,
consumption will

be

calculated

according to

the area

of the

premises

in
relation to the gross lettable area ("gla”) of the building.
4.3 Sewerage & Refuse: A
prorata share of the municipal charges for refuse

removal,
sewerage and other sanitation related charges; provided that if the volume of
refuse generated by the tenant is higher,

per square meter of space occupied,
than the average, the calculation will be weighted to take

account thereof;
5

Tenant
Installation
The

Landlord

shall

contribute

a

maximum

amount

of

R

9 000

000,00

(nine

million

rand)(ex
VAT)

towards

the

Tenants

cost

for

the

remodeling

of

the

Tenants

rented

space,

which
amount

shall

be

payable

against

approved

construction

invoices

(payment

terms).

Please
note thal

specifically

no amounts

will be paid

towards

any furniture or moveable assets.
6

Slgnage

Board
The

Tenant

shall

be

given

3

months

usage

of

the

new

Signage

Boards

at

no

additional

cost.
Should

the

tenant

decide

to

extend

this period

the

tenant

will

deal

directly

with

Epic

Outdoor
and will be expected

to cover the monthly costs of placement.
7. Walkway upgrade
The Landlord is committed to the upgrading of the walkways

between floors three -

six. Please
further note

that no Furniture

will be provided

by the Landlord.
Apart from the amendments contained herein, the

terms and conditions of the Main Lease
shall apply

to this

Addendum.

The domicilium
citandi

et executandi
of Net1 Applied Technologies South Africa Limited is
President Place
6
th
Floor West

Wing

7 Hood Avenue

Rosebank
Dated at Rosebank this 14
th

day of June 2022
/s/ Lance Chalwin Milton
________________________________________
For and behalf of LESSOR
As Witnesses:
Dated at Rosebank this 14
th

day of June 2022
/s/ Naeem E. Kola
________________________________________
For and behalf of LESSEE
As Witnesses: